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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF AUGUST 1, 2004, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2004-2)


                        Financial Asset Securities Corp.
             (Exact name of registrant as specified in its charter)
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                Delaware               333-111379        06-1442101
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(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
Incorporation) File Number)                             Identification Number)

600 Steamboat Road                                          06830
Greenwich, Connecticut                                  --------------
----------------------------------------                  (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (203) 625-2700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On August 12, 2004, a single series of certificates, entitled Meritage Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), among Financial Asset Securities Corp. (the "Depositor"), Saxon Mortgage Services, Inc., as servicer ("Saxon") and Deutsche Bank National Trust Company (the "Trustee").

         On October 29, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $403,818,860.75 with funds on deposit in the pre-funding accounts (the "Group I Pre-Funding Account" and the "Group II Pre-Funding Account"; together the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 29, 2004 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $838,726,932.97, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $172,062,994.72.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.



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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits







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
Exhibit No.                           Description
-----------                           -----------

4.2                                   Subsequent Transfer Instrument, dated as October 29, 2004 between Financial
                                      Asset Securities Corp. as seller and Deutsche Bank National Trust Company, as trustee.

99.1                                  Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date
                                      relating to Meritage Mortgage Loan Trust 2004-2, Asset-Backed Certificates,
                                      Series 2004-2.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: November 8, 2004

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Frank Skibo
                                               -----------------------------
                                            Name:   Frank Skibo
                                            Title:  Senior Vice President






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                                Index to Exhibits
                                -----------------

                                                                  Sequentially
  Exhibit No.                      Description                    Numbered Page
  -----------                      -----------                    -------------
      4.2          Subsequent Transfer Instrument, dated as
                   October 29, 2004, between Financial Asset
                   Securities Corp. as seller and Deutsche Bank
                   National Trust Company as trustee.
      99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to Meritage
                   Mortgage Loan Trust 2004-2, Asset-Backed
                   Certificates, Series 2004-2.